                                                                    EXHIBIT 10.1

                            HOB ENTERTAINMENT, INC.
                              AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN

                                   ARTICLE I

                    PURPOSE; ADMINISTRATION; PARTICIPATION

     Section 1.1   Purpose.  The purpose of the HOB Entertainment, Inc. 1993
                   -------
Stock Option Plan (the "Plan") is to strengthen HOB Entertainment, Inc. (the "Company") by providing a means of attracting and retaining competent personnel by extending to participating directors, officers, other employees and consultants of the Company and its Subsidiaries (as hereinafter defined), added long-term incentives for high levels of performance and for unusual efforts designed to improve the financial performance of the Company. It is intended that this purpose be achieved through the opportunity for ownership of shares of common stock, $.0001 par value per share (the "Common Stock"), of the Company and the potential benefits of stock appreciation. It is further intended that pursuant to this Plan the Committee (as defined herein) may grant either incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986 (the "Code"), or nonqualified stock options.

     Section 1.2   Administration.  The Plan shall be administered either by the
                   --------------
full Board of Directors of the Company or by a committee selected by the Board of Directors of the Company which shall be comprised of at least two (2) or more directors (in either case the administering body being referred to herein as the "Committee"). If any equity security of the Company is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, if the Plan is administered by a Committee consisting of less than the full Board of Directors, each of the directors comprising the Committee shall be a "non-employee director," as defined in Rule 16b-3(b)(3), promulgated under the Exchange Act.

          Subject to the express provisions of the Plan, the Committee shall determine from the eligible class those individuals to whom incentive stock options or nonqualified stock options under the Plan shall be granted (the "Optionees"), the terms and provisions of the respective agreements (which need not be identical) evidencing such options, the times at which options shall be granted, and the number of shares of Common Stock subject to each option. In addition, subject to the express provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan, to define the terms used in the Plan, to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment or directorship (as applicable) for purposes of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee on all matters referred to in this Plan shall be conclusive. Notwithstanding anything in this Plan to the contrary, if the Plan is
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administered by a Committee consisting of less than the full Board of Directors, the full Board of Directors of the Company shall nevertheless determine whether any member of the Committee shall be granted nonqualified stock options under the Plan, the terms and provisions of the respective agreements evidencing such options, the times at which such options shall be granted, and the number of shares of Common Stock subject to each such option and shall make all determinations under the Plan with respect to such options (which determinations of the Board of Directors shall be conclusive).

     Section 1.3   Participation.  Directors, officers, other employees and
                   -------------
consultants of the Company and its Subsidiaries shall be eligible for selection to participate in the Plan upon approval by the Committee. Directors and consultants who are not employees of either the Company or any Subsidiary are not eligible to receive Incentive Stock Options (as hereinafter defined) under the Plan. For purposes of the Plan, the term "Subsidiary" shall have the meaning set forth in Section 424(f) of the Code.

     Section 1.4   Stock Subject to the Plan.  Subject to adjustment as provided
                   -------------------------
in Section 3.1 hereof, the stock issuable under the Plan shall consist of
   -----------
treasury shares or authorized but unissued Common Stock. The aggregate number of shares of Common Stock to be issued upon exercise of all options granted under the Plan shall not exceed 11,500,166 shares, subject to adjustment as set forth in Section 3.1 hereof. If any option granted hereunder shall lapse or
         -----------
terminate for any reason without having been fully exercised, the shares subject thereto shall again be available for issuance under the Plan. The maximum number of shares of Common Stock subject to options granted under the Plan to an eligible individual in any calendar year may not exceed 4,000,000 shares.

                                  ARTICLE II

                                 STOCK OPTIONS

     Section 2.1   Grant and Option Price.
                   ----------------------

            (a) The Committee may grant one or more options to any eligible individual for such number of shares of Common Stock as the Committee shall determine. Options granted under the Plan shall be granted within ten (10) years from the effective date of the Plan. Such options may be intended to qualify as Incentive Stock Options or, in the Committee's discretion, nonqualified stock options. All options shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Committee as are not inconsistent with the purposes and provisions of the Plan.

            (b) The purchase price per share of Common Stock subject to each option shall be determined by the Committee and set forth in the Option Agreement (as hereinafter defined); provided, however, that the purchase price
                                    --------  -------
per share of Common Stock subject to an "incentive stock option" within the meaning of Section 422 of the Code ("Incentive Stock Option") shall be determined in accordance with Section 2.10 and
                              ------------

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the purchase price per share of stock subject to a nonqualified stock option granted after January 17, 1997 shall not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on the date of grant.

     Section 2.2   Stock Option Agreement.  Each option granted pursuant to the
                   ----------------------
Plan shall be evidenced by a Stock Option Agreement ("Option Agreement") in such form and containing such terms and conditions as the Committee shall determine including, without limitation, an express designation of each option as either an Incentive Stock Option or nonqualified stock option.

     Section 2.3   Option Term.  Except as otherwise provided herein, each
                   -----------
option and all rights or obligations thereunder shall expire on such date as the Committee shall determine, but not later than the tenth anniversary of the date on which the option is granted, and shall be subject to earlier termination as herein provided.

     Section 2.4   Vesting Of Options.  Each option granted under this Plan by
                   ------------------
its terms shall require the Optionee to remain in the continuous service of the Company or one of its Subsidiaries for such period of time, if any, from the date of grant of the option before the right to exercise any part of the option will accrue as the Committee may determine at the time of granting such option.

     Section 2.5   Exercise of Options.  Each option shall become exercisable as
                   -------------------
the Committee shall determine. The Committee shall also determine the purchase price payment methods available to an Optionee upon exercise of an option, which methods shall be set forth in the Optionee's Option Agreement. The Committee may determine and an Option Agreement may provide that options may be exercised by payment of the purchase price in cash, by delivery of the equivalent Fair Market Value (as herein defined) of Common Stock or, if the Company's Common Stock is registered under the Exchange Act, by a "cashless exercise" procedure in which an Optionee is permitted to exercise an option by arranging with the Company and his or her broker to deliver the appropriate purchase price from the concurrent market sale of the acquired shares, or a combination of the foregoing. An Optionee's withholding tax due upon exercise of a nonqualified stock option must be satisfied by a cash payment or, if the Committee shall determine to permit and the Option Agreement shall so provide, the retention from the exercise of a number of shares of Common Stock with a Fair Market Value equal to the required withholding tax.

          In addition, with respect to the exercise of any nonqualified stock option, the Committee shall advise the Optionee, upon receipt of notice of intent to exercise such option, of the income tax withholding consequences to such Optionee of such exercise, the amount of the appropriate withholding tax and any other payments due by reason thereof. Such Optionee must satisfy all of the preceding payment requirements in order to receive stock upon exercise of such option. No option shall be exercisable except in respect of whole shares of Common Stock.

     Section 2.6   Restrictions on Exercise.  No option granted hereunder may be
                   ------------------------
exercised until a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Common Stock issuable upon exercise of such option has been filed with, and declared effective by, the Securities and Exchange Commission (the "Commission"), and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, or until the Committee has determined that the issuance of Common Stock upon such exercise is exempt from the registration and prospectus requirements of the Securities Act.

     Section 2.7   Non-Transferability of Options.  An Incentive Stock Option
                   ------------------------------
granted under the Plan shall, by its terms, be non-transferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee. A nonqualified stock option granted under the Plan shall be non-transferable by the Optionee other than by will or the laws of descent and distribution or, if determined by the Committee and provided in the Option Agreement, by transfer to an immediate member of the Optionee's family, a family trust, or a charitable organization.

     Section 2.8   Termination of Relationship. Each option shall be exercisable
                   ---------------------------
during such period as is provided under the terms of the governing Option Agreement but in no event shall an option be exercisable after the expiration of ten (10) years from the date of grant. After termination (due to resignation, death, disability or otherwise) of employment, directorship or service, as applicable, (i) Incentive Stock Options shall be exercisable (to the extent exercisable at the date of termination) for the periods, and in accordance with the terms, set forth in the respective governing Option Agreements which shall not exceed the periods permitted under Section 422 of the Code, and (ii) nonqualified stock options shall be exercisable (to the extent exercisable at the date of termination) for the periods, and in accordance with the terms, set forth in the respective governing Option Agreements. Subject to the limitations contained in this Plan and in the Optionee's Option Agreement, if an Optionee dies, his or her option shall be exercisable by his or her estate.

     Section 2.9  Issuance of Stock Certificates.  Upon exercise of an option,
                  ------------------------------
the person exercising the option shall be entitled to one (1) or more stock certificates evidencing the shares acquired upon such exercise.

     Section 2.10  Limitation on Grant of Incentive Stock Options.
                   ----------------------------------------------

            (a) The purchase price per share of Common Stock subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value (as hereinafter defined) of the Common Stock on the date of grant of such Option. For purposes of the Plan, the term "Fair Market Value" on any date shall mean:
(i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in the Wall Street Journal, of the principal national securities exchange on which the Common Stock is so

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listed or admitted to trade, on such date or, if there is no trading of the
Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange, the closing or last price of the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and if closing or last prices for the Common Stock are not so furnished through NASDAQ or a similar organization, the values established by the Committee for purposes of granting options under the Plan.

            (b) If an Optionee owns (subject to applicable owner-ship attribution rules of Section 424(d) of the Code and the regulations promulgated thereunder) Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent (as such term is defined in Section 424(e) of the Code) or Subsidiary at the time an Incentive Stock Option is granted, then (i) the purchase price per share of Common Stock subject to such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant of the Incentive Stock Option, and (ii) the Incentive Stock Option shall not be exercisable after the date five (5) years subsequent to the date on which such Incentive Stock Option is granted.

            (c) The aggregate Fair Market Value (determined at the time an option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the individual's employer corporation and its Parent and Subsidiary corporations) shall not exceed $100,000. In the event the limits of this Section 2.10 would otherwise be exceeded, the Optionee may still
        ------------
exercise his options, but such option, to the extent of such excess, shall be deemed to be a nonqualified stock option.

            (d) The Board shall impose any other limitations on the terms and conditions of Incentive Stock Options granted under the Plan required in order that such options qualify as Incentive Stock Options under Section 422 of the Code.

                                  ARTICLE III

                               OTHER PROVISIONS

     Section 3.1   Adjustments Upon Changes in Capitalization.  If a stock
                   ------------------------------------------
dividend or stock split is hereafter declared upon the Common Stock, the number of shares of Common Stock then subject to any option and the number of shares reserved for issuance under the Plan but not yet covered by an option shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or stock split. If the outstanding shares of Common Stock are changed

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into or exchanged for a different number or kind of security of the Company or of another corporation (subject to Section 3.2 hereof), whether through
                                   -----------
reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any such option and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an option, the number and kind of securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. If there is any change, other than as specified above in this Section 3.1, in the number or kind
                                              -----------
of outstanding shares of Common Stock or of any other securities into which Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee in its sole discretion determines that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance under the Plan but not yet covered by an option and of the shares then subject to an option or options, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each Option Agreement. In the case of any such substitution or adjustment pursuant to this Section 3.1, the option price set forth in each
                            -----------
Option Agreement for each share covered thereby prior to such substitution or adjustment will be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such adjustment provided for in this Section 3.1 shall be made in accordance with Section 424(a)
                     -----------
of the Code.  No adjustment or substitution provided for in this Section 3.1
                                                                 -----------
shall require the Company in any Option Agreement to sell a fractional share, and the total substitution or adjustment with respect to each Option Agreement shall be limited accordingly. Notwithstanding the provisions of this Section
                                                                      -------
3.1 or Section 3.2, the Committee shall have the authority to grant individual
---    -----------
Optionees additional adjustment rights and/or rights in the event of a change of control, or to further limit such adjustment rights and/or rights in the event of a change of control, which rights, to the extent granted or restricted, shall be evidenced in such Optionee's Option Agreement.

     Section 3.2   Change of Control.
                   -----------------

            (a)    A "Change of Control" for purposes of this Plan shall mean:
(i) the acquisition by a single entity or group of affiliated entities of more than 50% of the Common Stock issued and outstanding immediately prior to such acquisition; or (ii) the dissolution or liquidation of the Company or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the stockholders of the Company immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than 50% of the voting power of the surviving or acquiring corporation. All adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive for all purposes of the Plan and of each Option Agreement.

            (b)    Change of Control with Provision Being Made Therefor.  If in
                   ----------------------------------------------------
connection with a Change of Control a written provision is made for the assumption and continuance of any option granted under the Plan, or the substitution for such option of a new option covering the shares of the successor employer corporation, with appropriate adjustment as to the number and kind of shares and prices, the option granted under the Plan, or the new option substituted therefor, as the case may be, shall continue in the manner and under the terms provided.

            (c)    Change of Control Without Provision Being Made Therefor. If
                   -------------------------------------------------------
no written provision is made in connection with a Change of Control for the continuance and assumption of any option granted under the Plan or for the substitution of any option covering the shares of the successor employer corporation, then, subject to the limitations of Section 2.10 hereof, the holder
                                                 ------------
of any such option shall be entitled, prior to the effective date of any such Change of Control, to purchase the full number of shares not previously exercised under such option, without regard to the periods and installments of exercisability made pursuant to Sections 2.4 and 2.5 if (and only if) such
                                --------------------
option has not at that time expired or been terminated, failing which purchase, any unexercised portion shall be deemed canceled as of the effective date of such Change of Control.

     Section 3.3   Continuation of Service. Nothing contained in the Plan (or in
                   -----------------------
any option granted pursuant to the Plan) shall confer upon any employee, director or consultant any right to continue in the service of the Company or any Subsidiary or constitute any contract or agreement of employment or interfere in any way with the right of the Company or any Subsidiary to reduce any person's compensation from the rate in existence at the time of the granting of an option or to terminate such person's employment. Nothing contained herein or in any Option Agreement shall affect any other contractual rights of an employee, director or consultant.

     Section 3.4   Mandatory Participation upon Sale of the Company.
                   ------------------------------------------------
Notwithstanding anything to the contrary contained in the Plan, in the event a majority of the Board of Directors and the holders of a majority of the Company's shares of Class D Preferred Stock, $.01 par value (the "Class D Preferred Stock"), then outstanding approve a Qualified Sale (as defined below), the holders of shares of Common Stock obtained through the exercise of options granted under the Plan will consent to and raise no objections against the Qualified Sale of the Company, and if the Qualified Sale of the Company is structured as a sale of stock, the holders of shares of Common Stock obtained through the exercise of options granted under the Plan will agree to sell all of their shares of Common Stock on the terms and conditions approved by the Board of Directors and the holders of a majority of the Class D Preferred Stock then outstanding. The holders of shares of Common Stock obtained through the exercise of options granted under the Plan will take or cause to be taken all necessary and desirable actions in connection with the consummation of the Qualified Sale of the Company. A "Qualified Sale" shall mean the sale of the Company to an independent third party (whether by merger, share exchange, consolidation, recapitalization, sale of all or substantially all of its assets or sale of all or not less than 85% of the equity and voting interests in the Company) in which the aggregate consideration to be paid in the transaction to the stockholders or the Company (but only to the extent that such consideration to be paid to the Company would be available for distribution to the stockholders after payment of all liabilities and obligations of the Company, including, but not limited to, change of control payments, all as determined in good faith by the Company's Board of Directors) has a fair market value as determined in good faith by the Company's Board of Directors as of the date definitive documents relating to the sale are executed of at least $2.40 per share of Common Stock on a fully diluted basis (assuming the conversion or exercise of all securities convertible into or exercisable for Common Stock). A transaction shall not be deemed a "Qualified Sale" unless each of the following conditions are also satisfied: (i) upon the consummation of the Qualified Sale, all of the holders of Preferred Stock and Common Stock will receive the same form and amount of consideration per share of Preferred Stock and Common Stock, or if any holders are given an option as to the form and amount of consideration to be received, all holders will be given the same option; (ii) any indemnification obligation will be limited to the purchase price received by each holder of Preferred Stock or Common Stock; (iii) no holder of Preferred Stock or Common Stock will be obligated to make directly representations or warranties that do not relate directly to it (it being understood, however, that this clause (iii) shall not limit or restrict any indemnification obligation related to the Company's representations and warranties that complies with clause (ii) above); and (iv) under the terms of the transaction, all holders of other exercisable rights to acquire shares of Common Stock or Preferred Stock will be presented at least one of the following alternatives: (A) to exercise such rights (or, in the case of warrants, to convert such warrants into shares on a cashless basis, to the extent permitted by the terms thereof) prior to the consummation of the Qualified Sale and participate in such sale as holders of Common Stock, (B) upon the consummation of the Qualified Sale, to receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of Common Stock or Preferred Stock received by the holders of Common Stock or Preferred Stock in connection with the Qualified Sale less the exercise price (per share of Common Stock or Preferred Stock, as applicable) of such rights to acquire Common Stock or Preferred Stock by (2) the number of shares of Common Stock or Preferred Stock represented by such rights, or (C) if agreeable to the acquiror, to permit the acquiror to assume and continue the rights of all holders of rights to acquire shares of Common Stock and Preferred Stock, or substitute for such rights substantially similar securities of the acquiror, with appropriate adjustment as to the number and kind of securities and prices, existing rights, or new securities substituted therefor, as the case may be. In determining whether the amount of consideration to be paid in the transaction has a fair market value of at least $2.40 per share, no reduction shall be made for amounts to be deposited in escrow or which are subject to holdback or offset. If the consideration to be paid by the acquiror in connection with a Qualified Sale includes securities or other property which do not have a readily ascertainable fair market value, and holders of 30% or more of the Company's Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock and Class D Preferred Stock (on an as-converted basis) notify the Company, within 10 days after receipt of the Company's fair market value determination, of their reasonable belief that the fair market value of such consideration to be paid in the transaction is less than $2.40 per share of Common Stock on a fully diluted basis, then the determination of fair market value shall be made by a nationally recognized investment banking firm selected by the Company. For purposes of this paragraph, an "independent third party" is any person other than a person who is the "beneficial owner" (within the meaning of Rule 13d-3 under the Exchange Act) of 10% or more of the Common Stock, assuming conversion of all shares of Preferred Stock into Common Stock, or any "affiliate" or "associate" (each within the meaning of Rule 12b-2 under the Exchange Act) of such beneficial owner.

     If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each holder of options or shares of Common Stock obtained through the exercise of options granted under the Plan that is not an "accredited investor," as defined in Rule 501 under Regulation D under the Securities Act, will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any such holder of options or shares of Common Stock obtained through the exercise of options granted under the Plan appoints the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if such holder declines to appoint the purchaser representative designated by the Company such holder will appoint another purchaser representative (reasonably acceptable to the Company), and such holder will be responsible for the fees of the purchaser representative so appointed.

     The provisions of this Section 3.4 will terminate upon the first to occur of (i) the merger or consolidation of the Company into a new surviving company and the holders of the Company's outstanding voting securities immediately prior to the merger or consolidation own less than a majority of the ordinary voting power to elect directors of the new surviving company (on a fully-diluted basis) or (ii) a sale of all, or substantially all, of the Company's assets to a third party in any transaction or series of related transactions.


     Section 3.5   Amendment and Termination. The Board may at any time suspend,
                   -------------------------
amend or terminate the Plan. The amendment, suspension or termination of the Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan. If any amendment to the Plan would (a) increase the number of shares of Common Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) effect any other change requiring stockholder approval under Section 422 of the Code, then such amendment shall be approved by the stockholders of the Company.

     Section 3.6   Modification, Extension and Renewal of Options.  Within the
                   ----------------------------------------------
limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised) in exchange for the granting of new options in substitution therefor. Notwithstanding the foregoing, no modification of an option shall, without the consent of the Optionee, alter or impair the Optionee's rights or obligations under such option.

     Section 3.7   Time of Grant and Exercise.  The granting of an option
                   --------------------------
pursuant to the Plan shall take place at the time of the Committee's action;

provided, however, that if the appropriate resolutions of the Committee indicate
--------  -------
that an option is to be granted as of and at some future date, the date of grant shall be such future date. An option shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the person entitled to exercise the option together with payment of the purchase price made in accordance with Section 2.5 of this Plan.
                              -----------

     Section 3.8   Privileges of Stock Ownership; Non-Distributive Intent.  The
                   ------------------------------------------------------
holder of an option shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued and delivered to the holder. Subject to the provisions of Section 2.6 hereof, upon exercise of an option at
                             -----------
a time when there is not in effect under the Securities Act a registration statement relating to the Common Stock issuable upon exercise of such option and not available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act, the Optionee shall represent and warrant in writing to the Company that, inter alia, the shares of Common Stock purchased are being acquired for investment and not with a view to the resale or distribution thereof. No shares of Common Stock shall be issued upon the exercise of any option unless and until there shall have been compliance with any then applicable requirements of the Commission, other regulatory agencies having jurisdiction and any exchanges upon which securities subject to the option may be listed.

     Section 3.9   Effective Date of the Plan; Expiration.  The Plan was adopted
                   --------------------------------------
effective June 16, 1993. Unless previously terminated by the Board, the Plan shall expire at the close of business on June 15, 2003, and no option shall be granted under it thereafter, but such expiration shall not affect any option theretofore granted.

     Section 3.10  Governing Law.  The Plan and the options issued hereunder
                   -------------
shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts made and performed within that State.

     Section 3.11  No Liability for Good Faith Determinations.  Neither the
                   ------------------------------------------
members of the Board of Directors nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any option granted under it.

     Section 3.12  Execution of Receipts and Releases.  Any payment or any
                   ----------------------------------
issuance or transfer of shares of Common Stock to the Optionee, or to his or her legal representative, heir, legatee or distributee in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Board of Directors may require any Optionee, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

     Section 3.13  No Guarantee of Interests.  Neither the Board of Directors
                   -------------------------
nor the Company guarantees the Common Stock of the Company from loss or depreciation.

     Section 3.14  Company Records.  Records of the Company or any Subsidiary
                   ---------------
regarding an Optionee's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment and other matters shall be conclusive for all purposes hereunder, unless determined by the Board of Directors to be incorrect.

     Section 3.15  Severability.  In the event any provision of this Plan shall
                   ------------
be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     Section 3.16  Notice.  Whenever any notice is required or permitted
                   ------
hereunder, such notice must be in writing and personally delivered or sent by mail. Except as otherwise provided in Section 3.6 of this Plan, any notice
                                       -----------
required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered or, whether actually received or not, on the third (3rd) business day after it is deposited in the United States mail, certified or registered, postage pre-paid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith.

     Section 3.17  Waiver of Notices.  Any person entitled to notice hereunder
                   -----------------
may waive such notice.

     Section 3.18  Successors.  The Plan shall be binding upon the Optionee, his
                   ----------
heirs, legatees and legal representatives, and upon the Company, its successors and assigns.

     Section 3.19  Headings.  The titles and headings of articles and sections
                   --------
are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

     Section 3.20  Word Usage.  Words used in the masculine shall apply to the
                   ----------
feminine where applicable and, wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

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